                                                                   EXHIBIT 99.50

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        LTV                      DTI                       FICO                          DOC
                              AVG LTV MIN LTV MAX LTV  AVG DTI MIN DTI MAX DTI  AVG FICO MIN FICO MAX FICO  FULL DOC NON-FULL DOC
                              ------- ------- -------  ------- ------- -------  -------- -------- --------  -------- ------------
               IO Loans         81.62   38.56      95    38.99    6.64   58.15       669      557      806     69.45        30.55

Low Bal        < $50k           97.05   18.52     100    39.78    6.08   57.27       653      500      798     55.22        44.78
               $50k to $100k    89.28   18.75     100    39.21    4.27   59.77       645      501      801     60.22        39.78

High Coupon    8% to 9%         86.89   34.09     100    39.64    8.87   57.13       612      500      800     64.33        35.67
               9% to 10%        95.33   26.88     100     39.7    6.08   57.17       646      500      801     53.58        46.42
               > 10%            99.05      20     100    41.68    7.72   59.77       647      500      795     38.59        61.41

Occupancy      Non-Owner Occ    80.32   21.56     100    39.06    4.27    58.9       672      518      797     54.45        45.55

               2nd lien         80.99   17.95     100    39.99    1.48   59.89       655      500      801         0          100

Doc Type       Non-Full Doc     99.34   73.08     100     40.9    6.08   59.77       665      557      801     47.52        52.48

Property Type  Non SFR          82.37   13.55     100    40.42    1.48   59.04       652      500      806     54.28        45.72

Delinq         60+ days

TOP 5 STATES  TOP 5 PROP      DOC TYPE           PURPOSE        OCC CODES    ORIG PREPAY PENALTY
------------  ----------  -----------------  ---------------  -------------  -------------------
    CA 58.23%  SFR 70.84         Full 51.67%  PUPCHASE 48.10%   Owner 94.62%           0mo 20.77%
     NY 5.17% DPUD 10.67%     Full/Alt 3.61%   Cashout 37.14% 2nd Home 1.79%            6mo 0.02%
     FL 4.14% Condo 8.85% Streamlined 18.48% Rate/Term 14.76%  Invest. 3.59%           12mo 4.47%
     MD 3.75%  2-4F 5.35%      Stated 14.54%                                          24mo 52.75%
     VA 3.45%   PUD 2.69%      Limited 8.58%                                          36mo 21.99%
                                  Lite 3.10%
                                  NINA 0.01%

LARGEST 10 LOANS

  Balance    State  MSA    Loan Type     LTV    DTI   FICO  Prop Type     Purpose      Occ Codes     Orig Prepay Penalty
-----------  -----  ---  -------------  -----  -----  ----  ---------  ------------  --------------  -------------------
$908,783.80   CA-S        5/25 LIBOR    80.00% 32.52% 701     Condo      Purchase      Second Home            36
$870,278.81   CA-N        5/25 LIBOR    70.00% 31.90% 647      2F        Purchase    Owner Occupied           36
$850,190.82   CA-S        2/28 LIBOR    70.00% 34.92% 640      SFD       Purchase    Owner Occupied           24
$820,000.00   CA-S       2/28 LIBOR IO  80.00% 42.57% 652      SFD     Cashout Refi  Owner Occupied           24
$815,491.57   CA-S       30 Year Fixed  75.93% 46.69% 626      SFD     Cashout Refi  Owner Occupied           36
$799,831.58   CA-S       5/25 LIBOR IO  72.73% 51.55% 634      2F      Cashout Refi  Owner Occupied           24
$798,000.00   CA-S       5/25 LIBOR IO  61.38% 28.78% 624      SFD     Cashout Refi  Owner Occupied           36
$795,769.25   CA-S       2/28 LIBOR IO  80.00% 44.81% 603      SFD     Cashout Refi  Owner Occupied           12
$787,135.35   CA-S       30 Year Fixed  80.00% 43.27% 653      PUD       Purchase    Owner Occupied           36
$767,000.00   CA-S       2/28 LIBOR IO  71.35% 29.72% 646     DPUD       Purchase    Owner Occupied           24